                               POWER OF ATTORNEY

   I, the undersigned Trustee of the investment companies listed on Annex A for which Amundi Pioneer Asset Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley, and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

   IN WITNESS WHEREOF, I have hereunder set my hand as of this 18th day of July, 2017.

						  /s/ Lorraine H. Monchak
                                                  ------------------------------
                                                  Lorraine H. Monchak

                               POWER OF ATTORNEY
                                    ANNEX A

Pioneer Asset Allocation Trust:                 Pioneer Series Trust VI:
   Pioneer Solutions - Balanced Fund               Pioneer Floating Rate Fund
   Pioneer Solutions - Conservative Fund           Pioneer Flexible Opportunities Fund
   Pioneer Solutions - Growth Fund              Pioneer Series Trust VII:
Pioneer Bond Fund                                  Pioneer Global High Yield Fund
Pioneer Diversified High Income Trust              Pioneer Global Multisector Income Fund
Pioneer Emerging Markets Fund                   Pioneer Series Trust VIII:
Pioneer Equity Income Fund                         Pioneer International Equity Fund
Pioneer Floating Rate Trust                     Pioneer Series Trust X:
Pioneer Fund                                       Pioneer Dynamic Credit Fund
Pioneer High Income Trust                          Pioneer Fundamental Growth Fund
Pioneer High Yield Fund                            Pioneer Multi-Asset Ultrashort Income Fund
Pioneer ILS Interval Fund                       Pioneer Series Trust XI:
Pioneer Mid Cap Value Fund                         Pioneer Core Equity Fund
Pioneer Money Market Trust:                     Pioneer Series Trust XII:
   Pioneer U.S. Government Money Market Fund       Pioneer Disciplined Growth Fund
Pioneer Municipal High Income Trust             Pioneer Short Term Income Fund
Pioneer Municipal High Income Advantage Trust   Pioneer Strategic Income Fund
Pioneer Real Estate Shares                      Pioneer Variable Contracts Trust:
Pioneer Series Trust II:                           Pioneer Bond VCT Portfolio
   Pioneer AMT-Free Municipal Fund                 Pioneer Emerging Markets VCT Portfolio
   Pioneer Select Mid Cap Growth Fund              Pioneer Equity Income VCT Portfolio
Pioneer Series Trust III:                          Pioneer Fund VCT Portfolio
   Pioneer Disciplined Value Fund                  Pioneer High Yield VCT Portfolio
Pioneer Series Trust IV:                           Pioneer Mid Cap Value VCT Portfolio
   Pioneer Classic Balanced Fund                   Pioneer Real Estate Shares VCT Portfolio
   Pioneer Multi-Asset Income Fund                 Pioneer Select Mid Cap Growth VCT Portfolio
Pioneer Series Trust V:                            Pioneer Strategic Income VCT Portfolio
   Pioneer Global Equity Fund
   Pioneer High Income Municipal Fund
   Pioneer U.S. Corporate High Yield Fund